Item 77C

RX FUNDS TRUST
Rx Tactical Rotation Fund

During the past calendar year, one shareholder meeting was held on March 21, 2016 for shareholders of the Rx Funds Trust, including the Rx Tactical Rotation Fund (the Fund), and other funds in the Trust which were subsequently liquidated. One proposal that related to the entire Trust and the Fund was presented and approved by shareholders. Shareholders of the Trust approved the election of five Trustees, including one Interested Trustee.

Special Meeting on March 21, 2016 for Shareholders of the Rx Funds Trust

Record Date:	January 25, 2016
Meeting Date:	March 21, 2016

Election of Trustees. A proposal was presented for the re-election of two (2) current Independent Trustees and the election of three (3) new Trustees to the Trusts Board, one of whom, by reason of her position with, and ownership of, the Adviser, is referred to as an Interested Trustee.
Five candidates were presented, and all five were elected: Ms. Darlene DeRemer, Mr. Jeffrey Haas, Mr. Thomas Kice, Mr. Peter Ochs and Mr. George Mileusnic.
Ms. DeRemer is considered to be an Interested Trustee.

The results are tabulated below:


Election of Trustees - The election of five Trustees, one of which is an Interested Trustee

Independent Trustees:
Jeff Haas

Thomas Kice
 Fund Name
Shares Voted For
Shares Withheld
%
Voted For

Shares Voted For
Shares Withheld
% Voted For
Rx Tactical Rotation Fund

12,729
0
 100%

12,729
0
100%
Rx Traditional Allocation Fund
6,246
0
100%

6,246
0
 100%

Rx MAR Tactical Mod Growth
 735,351
200,998
78.53%

734,802
201,547
78.48% Rx MAR
Tactical Growth
850,281
 25,707
97.07%

850,281
25,707
97.07% Independent Trustees:
George Mileusnic Peter Ochs
Fund Name
Shares Voted For
Shares Withheld
% Voted For


Shares Voted For
 Shares Withheld
% Voted For
Rx Tactical Rotation Fund
12,729
0
 100

%
12,729
0
100
% Rx Traditional Allocation Fund 6,246
 0
100%

6,246
0
100%
Rx MAR
Tactical Mod Growth
 734,802
 201,547
78.48%

734,802
201,547
78.48%
Rx MAR Tactical
Growth
 850,281
25,707
97.07%

850,281
25,707
 97.07








% Interested Trustee:
Darlene
DeRemer
Fund Name
Shares Voted For
Shares Withheld
% Voted For
Rx Tactical Rotation
Fund
12,729
0
100%
Rx Traditional Allocation Fund 6,246
0
100%
Rx MAR Tactical Mod Growth
735,351
200,998
78.53%
Rx MAR Tactical Growth
850,281
25,707
97.07%